                                                        MONTHLY OPERATING REPORT


CASE  NAME:            PARK PHARMACY CORPORATION                  ACCRUAL BASIS

CASE  NUMBER:          02-80896-SAF-11                      02/13/95, RWD, 2/96

JUDGE:    FELSENTAL



                        UNITED STATES BANKRUPTCY COURT RT

            NORTHERN _______________DISTRICT OF_______________ TEXAS

                           6 _______________ DIVISION

                            MONTHLY OPERATING REPORT

                   MONTH ENDING: _APRIL 30________ , 2003____

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

                                                      President
-----------------------------------------             -----------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

CRAIG MACKEY                                              20-MAY-03
-----------------------------------------             -----------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                        DATE


PREPARER:


                                                      CONTROLLER, PARK PHARMACY CORPORATION
-----------------------------------------             -----------------------------------------
ORIGINAL SIGNATURE OF PREPARER                                         TITLE

JAMES MORRISON                                           20-MAY-03
-----------------------------------------             -----------------------------------------
PRINTED NAME OF PREPARER                                                DATE

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  PARK PHARMACY CORPORATION             ACCRUAL  BASIS-7

CASE  NUMBER:  02-80896-SAF-11                       02/13/95, RWD, 2/96

                                                       MONTH: APR-03
                                                             -------------------

QUESTIONNAIRE


                                                                                       YES                    NO
                                                                                       ---                    --
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF                                      x
    BUSINESS THIS REPORTING PERIOD?

2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN                                      x
    POSSESSION ACCOUNT?

3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM                                      x
    RELATED PARTIES?

4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING                                      x
    PERIOD?

5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                    x

6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                               x

7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                               x

8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                           x

9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                 x

10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                 x



12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                            x


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.




                                 INSURANCE

                                                                                       YES                    NO
                                                                                       ---                    --

1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                              x
    NECESSARY INSURANCE COVERAGES IN EFFECT?

2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                              x

3.  PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.




                              INSTALLMENT PAYMENTS

       TYPE  OF                                                                                              PAYMENT AMOUNT
         POLICY                           CARRIER                            PERIOD COVERED                   & FREQUENCY
------------------------------   -------------------------------------  ----------------------------   ----------------------------
Directors & Officers             Great American Insurance Co.           3/01/03 to 5/27/03             $3,643.00 total

Gen Liab, Prof. Liab, Umbrella   Evanston,Admiral, Amer Intl Spec Line  3/27/03 to 4/01/04             $30,191.78 Monthly (7)

Property                         Royal Surplus Lines                    3/27/03 to 4/01/04             $30,191.78 Monthly (7)(incl)

Automobile                       Hardford                               3/27/03 to 4/1/04              $10,908.00(4 installments)

Workers Compensation             Wausau Ins. Co.                        4/01/02 to 6/14/03(extended)   $18,701.25 installments (4)

                                                        MONTHLY OPERATING REPORT
CASE NAME:  PARK PHARMACY CORPORATION                   ACCRUAL BASIS-6

CASE NUMBER:  02-80896-SAF-11

                                                                   MONTH: APR-03

INSIDER CONTINUATION

                                  INSIDERS
-------------------------------------------------------------------------------------
                                  TYPE OF                 AMOUNT           TOTAL PAID
        NAME                      PAYMENT                  PAID             TO DATE
--------------------       -------------------           --------          ----------
1. Tommy Park***           Sal+car allow+bonus           $  3,807          $ 21,270

2. Kathleen Park***        Salary+bonus                  $  1,637          $  7,255

3. Joe Park***             Salary                        $  5,777          $ 33,134

4. Jill Park***            Director fee                                    $  3,750

5.

6. TOTAL  PAYMENTS
   TO  INSIDERS                                          $ 11,220          $ 65,409

*** Non-Park Pharmacy Corp. employees


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                          SCHEDULED           AMOUNTS
                                                           MONTHLY             PAID             TOTAL
                                                           PAYMENTS           DURING            UNPAID
                NAME OF CREDITOR                             DUE               MONTH         POSTPETITION
-----------------------------------------------           ----------        ----------       ------------
1. *U.S. Alliance Inc c/oClassic Property Mgmt             $ 14,106         $        0        $ 14,106

2. **Option Care Enterprises, Inc                          $  5,036         $   (5,036)       $      0

3. **Medical Park Plaza, Ltd                               $  5,218         $   (5,218)       $      0

4. *Lincoln Inwood Plaza                                   $  7,450         $   (7,450)       $      0

5.                                                                                            $      0

6. TOTAL                                                   $ 31,810         $  (17,704)       $ 14,106

*Lease in name of Park Pharmacy Corp.

**Park Pharmacy Corp as guarantor.

                                                        MONTHLY OPERATING REPORT


CASE NAME:  PARK PHARMACY CORPORATION           ACCRUAL BASIS-6

CASE NUMBER:  02-80896-SAF-11                      02/13/95, RWD, 2/96

                                                   MONTH: __ APRIL 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                            INSIDERS
---------------------------------------------------------------------------------------------------
                                            TYPE OF              AMOUNT                 TOTAL PAID
          NAME                              PAYMENT               PAID                    TO DATE
--------------------------------     --------------------      ---------                -----------
1. Craig Mackey                      Salary+car allow          $  9,399                  $  52,526

2. Philip Waltrip                    Salary+car allow          $  4,699                  $  25,838

3. Nancy Graham                      Sal+car allow+bonus       $  3,859                  $  21,293

4. See "Continuation" tab for non-Park Pharmacy                $ 11,220                  $  65,409

5. Insiders payments. Amount from MOR-6Apr(1)

6. TOTAL  PAYMENTS
   TO  INSIDERS                                                $ 29,177                  $ 165,066

                                        PROFESSIONALS
------------------------------------------------------------------------------------------------------
                                  DATE OF COURT                                              TOTAL
                                ORDER AUTHORIZING         AMOUNT    AMOUNT    TOTAL PAID    INCURRED
             NAME                   PAYMENT              APPROVED    PAID      TO DATE     & UNPAID *
--------------------------      ------------------      ----------  ------    ----------   -----------
1.

2.

3.

4.

5.

6. TOTAL  PAYMENTS
   TO  PROFESSIONALS                                        $ 0        $ 0         $ 0         $ 0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                       SCHEDULED                   AMOUNTS
                                                        MONTHLY                      PAID                      TOTAL
                                                        PAYMENTS                    DURING                     UNPAID
                 NAME OF CREDITOR                         DUE                       MONTH                   POSTPETITION
-----------------------------------------------        -----------               -----------               -------------
1. Castlebrook Realty                                   $  7,296                  $  (7,296)                   $      0

2. Public Industrial Property Co. Inc.                  $    820                  $    (820)                   $      0

3. North Dallas Bank & Trust                            $  1,129                  $  (1,129)                   $      0

4. See MOR-6Apr(1) for Park Pharmacy guarantor          $ 31,810                  $ (17,704)                   $ 14,106

5. leases and other lease in name of Park                                                                      $      0

6. TOTAL                                                $ 41,055                  $ (26,949)                   $ 14,106

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                    ACCRUAL BASIS-5

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                              MONTH: APR-03
                                                           --------------------

BANK  RECONCILIATIONS
                                              Account #1         Account #2          Account #3
                                              ----------         ----------          ----------
A. BANK:                                       BANK ONE           BANK ONE            BANK ONE

B. ACCOUNT NUMBER:                           1597588498         1597588662          1597588241           TOTAL

C. PURPOSE (TYPE):                             PAYROLL          SECTION 125      HEALTH & WELFARE

1. BALANCE PER BANK STATEMENT                $  298,905          $   1,721         $  145,745

2. ADD: TOTAL DEPOSITS NOT CREDITED          $        0          $       0         $        0

3. SUBTRACT: OUTSTANDING CHECKS              $   14,277          $       0

4. OTHER RECONCILING ITEMS

5. MONTH END BALANCE PER BOOKS               $  284,628          $   1,721         $  145,745            $   0

6. NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS

                                                 DATE OF           TYPE OF        PURCHASE          CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                 PURCHASE         INSTRUMENT        PRICE             VALUE
7.

8.

9.

10.

11. TOTAL  INVESTMENTS                                                             $    0             $   0

CASH

12. CURRENCY ON HAND

13. TOTAL  CASH  -  END  OF MONTH                                                                     $   0

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                    ACCRUAL BASIS-5

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                MONTH: APR 2003
BANK  RECONCILIATIONS

                                              Account #1          Account #2      Account #3
                                            --------------     ----------------  ------------
A. BANK:                                     BANK OF TEXAS      BANK OF TEXAS

B. ACCOUNT NUMBER:                            2880518605          3090601755                           TOTAL

C. PURPOSE (TYPE):                            OPERATING          DISBURSEMENT

1. BALANCE PER BANK STATEMENT                $  304,505                                             $  750,877

2. ADD: TOTAL DEPOSITS NOT CREDITED                                                                 $        0

3. SUBTRACT: OUTSTANDING CHECKS                                   $   94,850                        $  109,127

4. OTHER RECONCILING ITEMS                   $        0           $     (869)                       $     (869)

5. MONTH END BALANCE PER BOOKS               $  304,505           $  (95,718)        $    0         $  640,881

6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

                                                     DATE OF          TYPE OF           PURCHASE       CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                      PURCHASE        INSTRUMENT          PRICE          VALUE
-------------------------------                      --------        ----------         --------      --------
7.

8.

9.

10.

11.        TOTAL  INVESTMENTS                                                            $   0        $       0

CASH

12.        CURRENCY ON HAND

13.        TOTAL  CASH  -  END  OF MONTH                                                              $ 640,881

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                    ACCRUAL BASIS-4

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96

                                               SCHEDULE
ACCOUNTS RECEIVABLE AGING                       AMOUNT            MONTH             MONTH            MONTH
-------------------------                     ----------        ---------          --------         --------
1. 0-30

2. 31-60

3. 61-90

4. 91+

5. TOTAL ACCOUNTS RECEIVABLE                     $   0            $    0            $    0           $     0

6. AMOUNT CONSIDERED UNCOLLECTIBLE

7. ACCOUNTS RECEIVABLE (NET)                     $   0            $    0            $    0           $     0

AGING OF POSTPETITION TAXES AND PAYABLES       MONTH:        APR-03
                                                     --------------------------


                                   0-30              31-60                 61-90             91+
TAXES PAYABLE                      DAYS              DAYS                  DAYS              DAYS         TOTAL
-----------------------          ---------          --------             ---------         --------      -------
1. FEDERAL

2. STATE

3. LOCAL

4. OTHER (ATTACH LIST)

5. TOTAL TAXES PAYABLE           $       0         $      0             $       0           $    0        $    0

6. ACCOUNTS PAYABLE              $   6,036                                                                $ 6,036

STATUS OF POSTPETITION TAXES                   MONTH:       APR-03
                                                     --------------------------

                                            BEGINNING                AMOUNT                                     ENDING
                                              TAX                 WITHHELD AND/          AMOUNT                   TAX
FEDERAL                                     LIABILITY*             0R ACCRUED             PAID                 LIABILITY
-------------------------                   ----------            -------------       -----------            ------------
1. WITHHOLDING**                                                    $  10,537         $ (10,537)

2. FICA-EMPLOYEE**                                                  $   4,407         $  (4,407)

3. FICA-EMPLOYER**                                                  $   4,407         $  (4,407)

4. UNEMPLOYMENT

5. INCOME

6. OTHER (ATTACH LIST)

7. TOTAL FEDERAL TAXES                     $     0                  $ 19,351          $ (19,351)                  $   0

STATE AND LOCAL

8. WITHHOLDING

9. SALES

10. EXCISE

11. UNEMPLOYMENT                                                    $      8          $      (8)

12. REAL PROPERTY

13. PERSONAL PROPERTY

14. OTHER (ATTACH LIST)

15. TOTAL STATE & LOCAL                    $     0                  $      8          $      (8)                  $   0

16. TOTAL TAXES                            $     0                  $ 19,359          $  (19,359)                  $   0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

MONTHLY OPERATING REPORT

                                    -------------------------------------------
             ACCRUAL BASIS-3        CASE  NAME:  PARK PHARMACY CORPORATION
                                    -------------------------------------------
MOR-3-2
                                    -------------------------------------------
02/13/95, RWD, 2/96                 CASE  NUMBER:  02-80896-SAF-11
                                    -------------------------------------------


APRIL-03
OTHER - LINE 25
-----------------------------
       PARK PHARMACY
Section 125 Payments               $3,163
Service Charge-Bank                 3,215
ADP Fees                            1,647
Interest Bank of Texas             40,000
Federal Express Corp                  498
Merrill Lynch                         101
Blakeman & Associates                 222
Account Analysis Statement             22
Securities & Transfer Co              150
Shred It                              135
Mercury Communication Services        121
Datamax Office Systems                677
Business Interiors                  2,200
Jennifer Davila                        86
James Morrison                        410
June Kerrigan                         214
Mike Nalls                             13
Boone of Dallas                     2,226
Kelli Keen                            101
Pitney Bowes                          103
Southwestern Bell                   5,111


OTHER SUBS
-----------------------------
Inventory Purchases-Amerisource  $1,663,495
Prepaid Inventory-Cardinal          272,796
Payroll Taxes                       139,879
Payroll Checks                      377,047
AP-Other                            427,133

                                 $2,940,765
                                 ==========

                                                 MONTHLY OPERATING REPORT

-----------------------------------------
CASE NAME: PARK PHARMACY CORPORATION             ACCRUAL BASIS-3
-----------------------------------------

-----------------------------------------
CASE NUMBER: 02-80896-SAF-11                     02/13/95, RWD, 2/96
-----------------------------------------


CASH RECEIPTS  AND                         MONTH                                          QUARTER
DISBURSEMENTS                              APR-03          MONTH           MONTH           TOTAL
                                       -------------   -------------   -------------   -------------
1.  CASH - BEGINNING OF MONTH          $     358,216   $     640,881   $     640,881

RECEIPTS FROM OPERATIONS

2.  CASH  SALES                        $   3,473,529

COLLECTION OF ACCOUNTS RECEIVABLE

3.  PREPETITION

4.  POSTPETITION

5.  TOTAL OPERATING RECEIPTS           $   3,473,529   $           0   $           0   $           0

    NON - OPERATING RECEIPTS

6.  LOANS &  ADVANCES (ATTACH  LIST)

7.  SALE OF ASSETS

8.  OTHER (ATTACH  LIST)

9.  TOTAL NON-OPERATING RECEIPTS       $           0   $           0   $           0   $           0

10. TOTAL RECEIPTS                     $   3,473,529   $           0   $           0   $           0

11. TOTAL CASH AVAILABLE               $   3,831,744   $     640,881   $     640,881   $           0

OPERATING DISBURSEMENTS

12. NET PAYROLL                        $      41,653

13. PAYROLL TAXES PAID                 $      19,359

14. SALES, USE & OTHER TAXES           $           0

15. SECURED / RENTAL / LEASES          $      30,801

16. UTILITIES                          $           0

17. INSURANCE                          $     136,843

18. INVENTORY PURCHASES                $           0

19. VEHICLE EXPENSES                   $         505

20. TRAVEL                             $           0

21. ENTERTAINMENT                      $         164

22. REPAIRS & MAINTENANCE              $           0

23. SUPPLIES                           $       1,879

24. ADVERTISING                        $           0

25. OTHER (ATTACH  LIST)               $           0

26. TOTAL OPERATING DISBURSEMENTS      $     231,205   $           0   $           0   $           0

REORGANIZATION EXPENSES

27. PROFESSIONAL FEES                  $       8,393

28. U.S. TRUSTEE FEES                  $      10,500

29. OTHER (ATTACH  LIST)               $   2,940,765

30. TOTAL REORGANIZATION EXPENSES      $   2,959,658   $           0   $           0   $           0

31. TOTAL DISBURSEMENTS                $   3,190,863   $           0   $           0   $           0

32. NET CASH FLOW                      $     282,666   $           0   $           0   $           0

33. CASH - END OF MONTH                $     640,881   $     640,881   $     640,881   $           0

                                                 MONTHLY OPERATING REPORT

-----------------------------------------
CASE NAME: PARK PHARMACY CORPORATION             ACCRUAL BASIS-2
-----------------------------------------

-----------------------------------------
CASE NUMBER: 02-80896-SAF-11                     02/13/95, RWD, 2/96
-----------------------------------------


INCOME STATEMENT                             MONTH                                          QUARTER
REVENUES                                     APR-03           MONTH           MONTH          TOTAL
                                         -------------    -------------   -------------   -------------
1.  GROSS REVENUES

2.  LESS: RETURNS & DISCOUNTS

3.  NET REVENUE                          $           0    $           0   $           0   $           0

COST OF GOODS SOLD

4.  MATERIAL

5.  DIRECT LABOR

6.  DIRECT OVERHEAD

7.  TOTAL COST OF  GOODS SOLD            $           0    $           0   $           0   $           0

8.  GROSS PROFIT                         $           0    $           0   $           0   $           0

OPERATING  EXPENSES

9.  OFFICER / INSIDER  COMPENSATION      $      26,702

10. SELLING & MARKETING

11. GENERAL & ADMINISTRATIVE             $      80,950

12. RENT & LEASE                         $       8,085

13. OTHER (ATTACH LIST)

14. TOTAL OPERATING EXPENSES             $     115,737    $           0   $           0   $           0

15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                     $    (115,737)   $           0   $           0   $           0

OTHER INCOME & EXPENSES

16. NON-OPERATING INCOME (ATT.  LIST)

17. NON-OPERATING EXPENSE (ATT.  LIST)

18. INTEREST EXPENSE                     $      40,251

19. DEPRECIATION / DEPLETION             $       3,850

20. AMORTIZATION

21. OTHER (ATTACH LIST)                  $    (190,659)

22. NET OTHER INCOME & EXPENSES          $    (146,558)   $           0   $           0   $           0

REORGANIZATION EXPENSES

23. PROFESSIONAL FEES                    $      10,000

24. U.S. TRUSTEE FEES                    $       3,834

25. OTHER (ATTACH LIST)

26. TOTAL REORGANIZATION EXPENSES        $      13,834    $           0   $           0   $           0

27. INCOME TAX

28. NET PROFIT (LOSS)                    $      16,987    $           0   $           0   $           0

                                                 MONTHLY OPERATING REPORT

-----------------------------------------
CASE NAME: PARK PHARMACY CORPORATION                 ACCRUAL BASIS-1
-----------------------------------------

-----------------------------------------
CASE NUMBER: 02-80896-SAF-11                     02/13/95, RWD, 2/96
-----------------------------------------


COMPARATIVE BALANCE SHEET
                                           SCHEDULE           MONTH
ASSETS                                      AMOUNT           APR-03           MONTH           MONTH
                                         -------------    -------------   -------------   -------------
1.  UNRESTRICTED CASH                                     $     640,881

2.  RESTRICTED CASH

3.  TOTAL CASH                           $           0    $     640,881   $           0   $           0

4.  ACCOUNTS RECEIVABLE (NET)

5.  INVENTORY

6.  NOTES RECEIVABLE

7.  PREPAID EXPENSES                                      $     157,130

8.  OTHER (ATTACH LIST)                                   $     289,230

9.  TOTAL CURRENT ASSETS                 $           0    $   1,087,241   $           0   $           0

10. PROPERTY, PLANT & EQUIPMENT                           $     218,633

11. LESS: ACCUMULATED
      DEPRECIATION / DEPLETION                            $     110,299

12. NET PROPERTY, PLANT &
      EQUIPMENT                          $           0    $     108,334   $           0   $           0

13. DUE FROM INSIDERS

14. OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH  LIST)                         $   4,736,931

15. OTHER (ATTACH LIST)                                   $       4,146

16. TOTAL ASSETS                         $           0    $   5,936,652   $           0   $           0

POSTPETITION LIABILITIES

17. ACCOUNTS PAYABLE                                      $       6,036

18. TAXES PAYABLE

19. NOTES PAYABLE

20. PROFESSIONAL FEES

21. SECURED DEBT

22. OTHER (ATTACH LIST)                                   $     280,410

23. TOTAL POSTPETITION
      LIABILITIES                                         $     286,446   $           0   $           0

PREPETITION LIABILITIES

24. SECURED DEBT                                          $   5,789,125

25. PRIORITY DEBT

26. UNSECURED DEBT

27. OTHER (ATTACH LIST)                                   $  (2,875,104)

28. TOTAL PREPETITION LIABILITIES        $           0    $   2,914,021   $           0   $           0

29. TOTAL LIABILITIES                    $           0    $   3,200,467   $           0   $           0

EQUITY

30. PREPETITION OWNERS' EQUITY                            $   2,638,158

31. POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                                    $      96,264

32. DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)                                $       1,763

33. TOTAL EQUITY                         $           0    $   2,736,185   $           0   $           0

34. TOTAL LIABILITIES &
      OWNERS' EQUITY                     $           0    $   5,936,652   $           0   $           0

               PARK PHARMACY CORPORATION     TRIAL BALANCE AS OF 04/30/2003            FOR YEAR-PERIOD [2003 - 10]

ACCOUNT                                        TRIAL BALANCE AS OF                  ADJUSTED TRIAL
NUMBER      DESCRIPTION                          4/30/2003                            BALANCE                        LINE    REPORT
                                                                                    --------------                  ------   ------
            ASSETS

1030        ZBA - Bank of Texas                   (95,718.44)                           (95,718.44)                  Ln 01    MOR-1
1065        Bank One- Clearing Account            284,628.17                            284,628.17                   Ln 01    MOR-1
1070        BankOne-Health & WelfareClaims        145,745.18                            145,745.18                   Ln 01    MOR-1
1080        Bank One - Section 125                  1,721.24                              1,721.24                   Ln 01    MOR-1
1105        Bank of Texas                         304,505.22                            304,505.22      640,881.37   LN 01    MOR-1

                                                                                                   -------------------------
                                                                                                        640,881.37   LN 03    MOR-1
                                                                                                   -------------------------

1400        Prepaid Insurance                      59,762.34                             59,762.34                   Ln 07    MOR-1
1416        Prepaid Inventory-Cardinal             15,000.00                             15,000.00                   Ln 07    MOR-1
1420        Prepaid expenses                       82,367.31                             82,367.31      157,129.65   LN 07    MOR-1

1270        Employee Advances                          60.20                                 60.20                   Ln 08    MOR-1
1275        Other Receivables                     289,170.00                            289,170.00      289,230.20   LN 08    MOR-1

                                                                                                   -------------------------
                                                                                                      1,087,241.22   LN 09    MOR-1
                                                                                                   -------------------------

1520        Leasehold Improvements                  3,794.64                              3,794.64                   Ln 10    MOR-1
1530        Fixtures & Equipment                   52,277.78                             52,277.78                   Ln 10    MOR-1
1540        Computer Equipment                    100,314.53                            100,314.53                   Ln 10    MOR-1
1541        Computer Software                      16,924.94                             16,924.94                   Ln 10    MOR-1
1550        Vehicles                               45,321.17                             45,321.17      218,633.06   LN 10    MOR-1

1620        Accum Depr - Leasehold Impts             (311.05)                              (311.05)                  Ln 11    MOR-1
1630        Accum Depr - Fixtures & Equip         (16,857.32)                           (16,857.32)                  Ln 11    MOR-1
1640        Accum Depr - Computer Equip           (60,422.42)                           (60,422.42)                  Ln 11    MOR-1
1641        Accum Depr - Computer Software        (13,824.74)                           (13,824.74)                  Ln 11    MOR-1
1650        Accum Depr - Vehicles                 (18,883.79)                           (18,883.79)    (110,299.32)  LN 11    MOR-1

                                                                                                   -------------------------
                                                                                                        108,333.74   LN 12    MOR-1
                                                                                                   -------------------------

1703        Goodwill - Total Pharmacy Sup       1,131,031.50                          1,131,031.50                   Ln 14    MOR-1
1706        Goodwill - Park Infusion            1,141,375.35                          1,141,375.35                   Ln 14    MOR-1
1780        PPPN Equity Position                  (92,537.00)                           (92,537.00)                  Ln 14    MOR-1
1780-06-00  Investment in THC                       1,000.00                              1,000.00                   Ln 14    MOR-1
1781        Investment in Dougherty's           2,792,779.32                          2,792,779.32                   Ln 14    MOR-1
1783        Total Pharmacy Equity Position        (15,755.00)                           (15,755.00)                  Ln 14    MOR-1
1784        Park LP Hold Equity Position           10,660.00                             10,660.00                   Ln 14    MOR-1
1785        Park GP Oper Equity Position            5,000.00                              5,000.00                   Ln 14    MOR-1
1803        Accum Amort - Goodwill - Total       (127,241.01)                          (127,241.01)                  Ln 14    MOR-1
1806        Accum Amort - Goodwill - PI          (109,381.79)                          (109,381.79)   4,736,931.37   LN 14    MOR-1

1450        Deposits                                4,145.52                              4,145.52        4,145.52   LN 15    MOR-1

                                                                                                   -------------------------
                                                                                                      5,936,651.85   LN 16    MOR-1
                                                                                                   =========================

               PARK PHARMACY CORPORATION     TRIAL BALANCE AS OF 04/30/2003            FOR YEAR-PERIOD [2003 - 10]

ACCOUNT                                        TRIAL BALANCE AS OF                  ADJUSTED TRIAL
NUMBER      DESCRIPTION                          4/30/2003                            BALANCE                        LINE    REPORT
                                                                                    --------------                  ------   ------
            POST PETITION LIABILITIES

            PostPetition Accounts Payable
              (Park Only)                                          (6,035.88)            (6,035.88)      (6,035.88)  LN 17    MOR-1

2100        Accrued Payroll                      (220,075.60)                          (220,075.60)                  Ln 22    MOR-1
2105        Accrued Legal                          (3,834.00)                            (3,834.00)                  Ln 22    MOR-1
2110        Accrued Property Taxes                   (645.49)                              (645.49)                  Ln 22    MOR-1
2145        Accrued Directors Fees                 (5,000.00)                            (5,000.00)                  Ln 22    MOR-1
2160        PostPetition Accrued
             Accounting Fees                      (49,199.00)      14,730.25            (34,468.75)                  Ln 22    MOR-1
2180        Other Accrued Expenses                   (190.84)                              (190.84)                  Ln 22    MOR-1
2310        PostPetition Health
             Insurance Payable                   (148,194.54)     136,122.18            (12,072.36)                  Ln 22    MOR-1
2320        401K Plan Payable                          15.14                                 15.14                   Ln 22    MOR-1
2335        Dental/Extra Life Clearing            (22,000.00)      20,000.00             (2,000.00)                  Ln 22    MOR-1
2340        Section 125 Clearing                   (1,938.20)                            (1,938.20)                  Ln 22    MOR-1
2350        Eye Insurance Clearing                 (2,200.00)       2,000.00               (200.00)    (280,410.10)  LN 22    MOR-1

                                                                                                   -------------------------
                                                                                                       (286,445.98)  LN 23    MOR-1
                                                                                                   -------------------------
            PREPETITION LIABILITIES

2401        S-T Notes Pay - BOT Revl #5        (2,595,322.92)                        (2,595,322.92)                  Ln 24    MOR-1
2440        Current Portion of L/T Debt -      (3,181,061.72)                        (3,181,061.72)                  Ln 24    MOR-1
2430        Cur Portion L/T Debt - Lexus          (11,996.39)                           (11,996.39)                  Ln 24    MOR-1
2547        Note Payable - N.D.B. - Lexus            (744.24)                              (744.24)  (5,789,125.27)  LN 24    MOR-1

2450        D&O/General Insurance                       0.00                                  0.00            0.00   LN 26    MOR-1

            PrePetition Accounts Payable
             (Park Only)                                         (136,135.92)          (136,135.92)                  Ln 27    MOR-1
1990        ICT AP Clearing                                                                   0.00                   Ln 27    MOR-1
2010        Accounts Payable                   (6,381,646.93)     142,171.80         (6,239,475.13)                  Ln 27    MOR-1
1251-08-00  Due To/From Medicine Man            3,165,705.25                          3,165,705.25                   Ln 27    MOR-1
1252        Due To/From HPA/Rx-Pro              3,555,759.66                          3,555,759.66                   Ln 27    MOR-1
1254        Due To/From Dougherty's            (1,401,578.21)                        (1,401,578.21)                  Ln 27    MOR-1
1255        Due To/From TPS                       529,091.12                            529,091.12                   Ln 27    MOR-1
1256        Due To/From Park Infusion           2,740,204.40                          2,740,204.40                   Ln 27    MOR-1
1257        Due To/From Park LP Holdings           17,380.00                             17,380.00                   Ln 27    MOR-1
1258        Due To/From Park Operating GP          (2,567.56)                            (2,567.56)                  Ln 27    MOR-1
1259        Due To/From Total Healthcare        1,195,367.82                          1,195,367.82                   Ln 27    MOR-1
2130        Accrued Vacation                      (20,500.00)                           (20,500.00)                  Ln 27    MOR-1
2140        Accrued Bonus                         (28,525.50)                           (28,525.50)                  Ln 27    MOR-1
2160        Accrued Accounting Fees                               (14,730.25)           (14,730.25)                  Ln 27    MOR-1
2170        Accrued Interest                     (179,069.07)                          (179,069.07)                  Ln 27    MOR-1
2310        Health Insurance Payable                             (136,122.18)          (136,122.18)                  Ln 27    MOR-1
2335        Dental/Extra Life Clearing                            (20,000.00)           (20,000.00)                  Ln 27    MOR-1
2350        Eye Insurance Clearing                                 (2,000.00)            (2,000.00)                  Ln 27    MOR-1
2610        Deferred gain on Sale of Tampa       (147,700.00)                          (147,700.00)   2,875,104.43   LN 27    MOR-1

                                                                                                   ---------------
                                                                                                     (2,914,020.84)  LN 28    MOR-1
                                                                                                   ---------------
                                                                                                   ---------------
                                                                                                     (3,200,466.82)  LN 29    MOR-1
                                                                                                   ---------------
            EQUITY

            PrePatition Owner's Equity                  0.00   (2,638,158.08)        (2,638,158.08)  (2,638,158.08)  LN 30    MOR-1

            Current Year Income (Loss)             54,819.36     (151,082.96)           (96,263.60)     (96,263.60)  LN 31    MOR-1

1750        Deferred Compensation                   6,355.50       (7,191.75)              (836.25)                  Ln 32    MOR-1
1751        Deferred Compensation-options           7,045.80       (7,972.90)              (927.10)      (1,763.35)  LN 32    MOR-1
2700        Common Stock                           (1,011.00)       1,011.00                    --                            MOR-1
2710        Preferred Stock - Series A             (2,614.00)       2,614.00                    --                            MOR-1
2750        Additional Paid in Capital         (7,889,125.60)   7,889,125.60                    --                            MOR-1
2800        Retained earnings                   5,088,344.91   (5,088,344.91)                   --                            MOR-1
                                                                                                   ---------------
                                                                                                     (2,736,185.03)  LN 33    MOR-1
                                                                                                   ---------------
                                                                                                     (5,936,651.85)  LN 34    MOR-1
                                                                                                   ===============
                                                          --              --                 (0.00)             --
                                             ---------------------------------------------------------------------
                                                                          --

               PARK PHARMACY CORPORATION     TRIAL BALANCE AS OF 04/30/2003            FOR YEAR-PERIOD [2003 - 10]

ACCOUNT                                        TRIAL BALANCE AS OF                  ADJUSTED TRIAL
NUMBER      DESCRIPTION                          4/30/2003                            BALANCE                        LINE    REPORT
                                                                                    --------------                  ------   ------
            INCOME STATEMENT                       Y-T-D                                   M-T-D

            Officer / Insider Compensation                         26,701.55             26,701.55       26,701.55   LN 09    MOR-2

5200        Advertising                             1,991.06                                  0.00                   Ln 11    MOR-2
5300        Auto Expense                            8,679.90                                544.90                   Ln 11    MOR-2
5310        Automobile Mileage                        726.13                                 60.81                   Ln 11    MOR-2
5400        Bank Service Charges                   20,308.67                              3,237.02                   Ln 11    MOR-2
5430        Bonus - Clerical                        3,100.00                                  0.00                   Ln 11    MOR-2
5470        Computer - Data Processing              2,940.95                                  0.00                   Ln 11    MOR-2
5480        Computer Supplies                       3,999.69                                860.09                   Ln 11    MOR-2
5485        Computer - Software Maintenanc         21,222.15                              4,961.35                   Ln 11    MOR-2
5490        Computer - Hardware Maintenanc            729.66                                  0.00                   Ln 11    MOR-2
5495        Continuing Education                      585.43                                 75.00                   Ln 11    MOR-2
5575        Directors Fees                         23,185.34                              1,250.00                   Ln 11    MOR-2
5600        Dues & Subscriptions                    3,331.49                                689.99                   Ln 11    MOR-2
5725        Equipment, Storage Rental              13,434.45                              1,274.23                   Ln 11    MOR-2
5900        Insurance - Employee                   30,799.17                              2,809.34                   Ln 11    MOR-2
5915        Insurance - Direc & Officers           47,317.36                              8,882.50                   Ln 11    MOR-2
5925        Insurance - Workers Comp                4,500.00                                  0.00                   Ln 11    MOR-2
5930        Insurance - Auto                        2,815.66                                  0.00                   Ln 11    MOR-2
5935        Insurance - General                     8,236.08                                575.37                   Ln 11    MOR-2
5950        Insurance - Property                    1,209.72                                  6.00                   Ln 11    MOR-2
6025        Legal Fees-General                     58,103.41                                  0.00                   Ln 11    MOR-2
6026        Legal Fees-Financing Costs                701.66                                  0.00                   Ln 11    MOR-2
6050        License & Permits                         615.00                                  0.00                   Ln 11    MOR-2
6081        Fees Outside Services                    (862.70)                                 0.00                   Ln 11    MOR-2
6090        Meals & Entertainment                   2,240.22                                153.88                   Ln 11    MOR-2
6092        Meals - Employees                       8,197.94                                378.17                   Ln 11    MOR-2
6100        Miscellaneous Expense                   3,754.26                                184.00                   Ln 11    MOR-2
6150        Office Expense                            629.75                                134.75                   Ln 11    MOR-2
6170        Payroll Service Expense                16,242.80                              1,647.13                   Ln 11    MOR-2
6190        Penalities                               (764.19)                               115.92                   Ln 11    MOR-2
6200        Postage                                 2,962.06                                338.24                   Ln 11    MOR-2
6230        Profit Sharing Plan (401K)                175.00                                  0.00                   Ln 11    MOR-2
6255        Professional Fees - Other               4,266.00                                  0.00                   Ln 11    MOR-2
6260        Public Expenses                         9,735.48                              1,527.27                   Ln 11    MOR-2
6270        Public Relations                        7,080.45                                  0.00                   Ln 11    MOR-2
6290        Recruiting Expense                        201.59                                  0.00                   Ln 11    MOR-2
6320        Repairs & Maintenance                   6,836.31                              2,768.16                   Ln 11    MOR-2
6350        Salaries - Management                 287,247.03      (22,162.07)                 0.00                   Ln 11    MOR-2
6370        Salaries - Clerical                   430,018.20       (4,539.48)            36,261.00                   Ln 11    MOR-2
6375        Salaries - Other                       41,507.40                                  0.00                   Ln 11    MOR-2
6380        Salaries - Overtime                     2,789.58                                331.90                   Ln 11    MOR-2
6381        Salaries-Def Comp Amort                 1,672.50                                167.25                   Ln 11    MOR-2
6382        Salaries-Def Comp Amort-option          1,854.20                                185.42                   Ln 11    MOR-2
6390        Security                                  719.69                                 50.00                   Ln 11    MOR-2
6395        Supplies                               13,757.20                              1,879.21                   Ln 11    MOR-2
6410        Taxes - Franchise                         886.99                                  0.00                   Ln 11    MOR-2
6420        Taxes - Other                              60.00                                  6.00                   Ln 11    MOR-2
6440        Taxes - Payroll                        55,994.58                              4,697.67                   Ln 11    MOR-2
6450        Taxes-Property                          1,330.00                                150.00                   Ln 11    MOR-2
6550        Telephone                              44,937.80                              5,327.45                   Ln 11    MOR-2
6600        Travel                                  3,576.68                               (702.02)                  Ln 11    MOR-2
6700        Utilities                               1,003.69                                121.62       80,949.62   LN 11    MOR-2

6300        Rent                                   80,296.78                              8,015.51                   Ln 12    MOR-2
6310        Rent - Parking                            700.00                                 70.00        8,085.51   LN 12    MOR-2

                                                                                                   -------------------------
                                                                                                        115,736.68   LN 14    MOR-2
                                                                                                   -------------------------

8300        Interest Expense                      486,783.57                             40,251.44                   Ln 18    MOR-2
8400        Loan cost amortization                 24,999.79                                  0.00       40,251.44   LN 18    MOR-2
8200        Depreciation Expense                   38,073.34                              3,849.96        3,849.96   LN 19    MOR-2
8040        Miscellaneous Income                   (3,755.37)                              (203.26)                  Ln 21    MOR-2
3400        Management Fee Income              (1,816,679.21)                          (179,906.14)                  Ln 21    MOR-2
8020        Gain/Loss on Sale of Asset           (105,700.00)                           (10,550.00)    (190,659.40)  LN 21    MOR-2

                                                                                                   -------------------------
                                                                                                       (146,558.00)  LN 22    MOR-2
                                                                                                   -------------------------

5100        Accounting Fees                       111,426.50                             10,000.00       10,000.00   LN 23    MOR-2
6250        Professional Fees - Legal              32,090.47                              3,834.00        3,834.00   LN 24    MOR-2

                                                                                                   -------------------------
                                                                                                         13,834.00   LN 26    MOR-2

                                                             ---------------------------------------------------------------
                                                   54,819.36            0.00            (16,987.32)     (16,987.32)  LN 28    MOR-2
                                                             ===============================================================

                                             ----------------                ----------------------
                                                   54,819.36                            (16,987.32)
                                             ================                ======================